EXHIBIT 99.1

SNOKE DISTRIBUTION CANADA LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

(Amounts expressed In Canadian Dollars)

(Unaudited)

SNOKE DISTRIBUTION CANADA LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

(Amounts expressed In Canadian Dollars)

(Unaudited)

TABLE OF CONTENTS

Interim Consolidated Balance Sheet as of September 30, 2012 (unaudited) and March 31, 2012 (audited)	3

Interim Consolidated Statement of Operations and Comprehensive Loss for the six months ended September 30, 2012	4

Interim Consolidated Statement of Changes in Shareholder’s Deficiency for the six months ended September 30, 2012	5

Interim Consolidated Statement of Cash Flows for the six months ended September 30, 2012	6

Condensed Notes to Interim Consolidated Financial Statements	7-14

SNOKE DISTRIBUTION CANADA LTD.
Consolidated Balance Sheet as at
September 30, 2012 and March 31, 2012
(Amounts expressed in Canadian Dollars)
(Unaudited)

	September 30, 2012 $ (unaudited)	March 31, 2012 $ (audited)

ASSETS
CURRENT
Cash	226	78
Deposit for purchase of inventory (note 9)	162,239	-
	162,465	78
PROPERTY AND EQUIPMENT (note 3)	958	1,008

TOTAL ASSETS	163,423	1,086
LIABILITIES
CURRENT
Accounts payable	37,389	-
Accrued liabilities	10,000	10,838
Due to related parties	132,920	-
Loan from shareholder (note 8)	19,744	57,618
Loan payable (note 5)	338,644	20,008

TOTAL LIABILITIES	538,697	88,464

GOING CONCERN (note 2)
COMMITMENTS AND CONTINGENCES (note 4)
RELATED PARTY TRANSACTIONS (note 7)
SUBSEQUENT EVENTS (note 13)
SHAREHOLDERS’ DEFICIENCY
SHARE CAPITAL (note 6)*
Common shares, no par value, unlimited shares authorized,
25,400,000 issued and outstanding (March 31, 2012-25,000,000)	10,100	100
SHARE SUBSCRIPTION PENDING ALLOTMENT (note 13(i))	61,000	-
ACCUMULATED DEFICIT	(448,154)	(87,478)
ACCUMULATED OTHER COMPREHENSIVE INCOME	1,780
TOTAL SHAREHOLDERS’ DEFICIENCY	(375,274)	(87,378)

TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIENCY	163,423	1,086

* Reflects the August 24, 2012 twenty five thousand-for-one stock split (refer to note 6)

See condensed notes to the interim consolidated financial statements

SNOKE DISTRIBUTION CANADA LTD.
Interim Consolidated Statement of Operation and Comprehensive Loss
For the six months ended September 30, 2012
(Amounts expressed in Canadian Dollars)
(Unaudited)

REVENUE	$-

EXPENSES
Administrative	144,388
Marketing	48,217
Consulting	135,670
Vehicle	17,264
Interest	15,087
Depreciation	50

NET LOSS	$(360,676)
Foreign exchange translation adjustment for the period	1,780
COMPREHENSIVE LOSS	$(358,896)

Loss per weighted average number of shares outstanding during the period,
-Basic and fully diluted*	$(0.014)
Weighted average number of shares outstanding during the period
-Basic and fully diluted*	25,087,432

* Reflects the August 24, 2012 twenty five thousand-for-one stock split (refer to note 6)

See condensed notes to the interim consolidated financial statements

SNOKE DISTRIBUTION CANADA LTD.
Interim Consolidated Statement of Changes in Shareholder’s Deficiency
For the period from November 29, 2011 (Date of Incorporation) to September 30, 2012
(Amounts expressed in Canadian Dollars)

			Share		Accumulated
	Number of		Subscription		Other
	Common		pending		Comprehensive
	Shares	Amount	Allotment	Deficit	Income (Loss)	Total
		$	$	$	$	$

Common shares issued for cash	25,000,000	100				100
Net loss for the period				(87,478)		(87,478)

Balance March 31, 2012	25,000,000	100	-	(87,478)	-	(87,378)

Common shares issued for cash	400,000	10,000				10,000
Share subscription received
pending allotment			61,000			61,000
Foreign currency translation					1,780	1,780
Net loss for the period				(360,676)		(360,676)

Balance September 30, 2012	25,400,000	10,100	61,000	(448,154)	1,780	(375,274)

* Reflects the August 24, 2012 twenty five thousand-for-one stock split from inception (refer to note 6)

See condensed notes to the interim consolidated financial statements

SNOKE DISTRIBUTION CANADA LTD.
Interim Consolidated Statement of Cash Flows
For the six months ended September 30, 2012
(Amounts expressed in Canadian Dollars)
(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss		$(360,676)
Adjustment for non-cash item:
Depreciation		50
Accrued interest on loans		13,427
Changes in non-cash working capital
Deposit for inventory		(162,239)
Accounts payable		37,389
Accrued liabilities		(838)
Due to related parties		132,920

		(339,967)

CASH FLOWS FROM FINANCING ACTIVITIES
Loan (repayment) from shareholder		(38,549)
Loan payable		305,884
Proceeds from issuance of shares		10,000
Share subscription pending allotment		61,000

		338,335

Effects of foreign currency exchange rate changes		1,780
INCREASE IN CASH DURING THE PERIOD		148
Cash, beginning of period		78

CASH, END OF PERIOD		$226

Supplementary cash flow information:
Interest paid		$1,660
Income tax paid	$	nil
See condensed notes to the interim consolidated financial statements

See condensed notes to the interim consolidated financial statements

SNOKE DISTRIBUTION CANADA LTD.
Condensed notes to Interim Consolidated Financial Statements
September 30, 2012
(Amounts expressed in Canadian Dollars)
(Unaudited)

1.      NATURE OF BUSINESS AND GOING CONCERN

Snoke Distribution Canada Ltd. (the “Company”) was incorporated under the laws of the Province of Ontario, Canada on November 29, 2011.  The registered office of the Company is located at 121 Lyndhurst Drive, Thornhill, Ontario, Canada L3T 6R6.  The accompanying unaudited interim consolidated financial statements do not include all information and footnotes necessary for a fair presentation of financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles; however, such information reflects all adjustments that are, in the opinion of management, necessary for a fair statement of the results for the interim period. The interim consolidated financial statements should be read in conjunction with the audited Consolidated Financial Statements and Notes thereto for the period from November 29, 2011 (date of incorporation) to March 31, 2012. In the opinion of management, the accompanying interim consolidated financial statements reflect all adjustments of a normal recurring nature considered necessary to fairly state the financial position of the Company at September 30, 2012, the results of its operations for the six month period ended September 30, 2012, and its cash flow for the six-month period ended September 30, 2012.

The Company is the exclusive distributorship of the Snoke electronic cigarettes and accessories in North America. As of the date of these interim consolidated financial statements, the Company has not earned any revenue.  Until such time that the Company generates sales, it will continue to operate at a loss.  The Company has been financed by its shareholders to meet its obligations and to purchase inventory for re-sale (note 4).  The Company has the exclusive distribution of the Snoke electronic cigarettes and accessories in North America. The Company plans to begin selling in the near future once it has taken possession of its previously purchased inventory.

As of September 30, 2012, the Company has not earned any revenue, has a negative working capital and an accumulated deficit of $448,154.  Until such time that the Company generates sales, it will continue to operate at a loss. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The Company has been financed by its shareholders and third party lenders to meet its obligations.  The Company plans to begin selling in the near future and generate profits to mitigate the above negative indicators.

These interim consolidated financial statements have been prepared on the basis of accounting principles applicable to a going concern, which assumes that the company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations.  The Company’s future success is dependent upon its continued ability to raise sufficient capital either through equity financing or the sales of product, not only to finance its operating expenses, but to concentrate on its business activities.

During the quarter the Company raised $10,000 and issued 400,000 shares at $0.025 per share. In addition, the Company received $61,000 being subscription for common shares at $0.03 per share. Subsequent to September 30, 2012, the Company received $70,000 being subscription for common shares at $0.03 per share and issued 4,366,667 common shares at $0.03 per share for a total consideration of $131,000 (see note 13(i)). On November 21, 2012,  the Company closed its reverse merger with Gilla Inc. (An SEC registered shell public Company) whereby all the 29,766,667 common shares issued and outstanding of the Company on the date of the merger were acquired by Gilla in exchange for 29,766,667 common shares of Gilla (see note 13(ii)).  Although the Company was successful in raising funds, there is no assurance that capital will be available in future on acceptable terms, if at all, or that the Company will attain profitable levels of operation. While the company has been supported by its shareholders and securing financing in the past, there can be no assurance that it will be able to do so in future.  Accordingly, the interim consolidated financial statements do not give effect to adjustments, if any that would be necessary should the company be unable to continue as a going concern and, therefore, be required to realize its assets and liquidate its liabilities in other than the normal course of business and at amounts that may differ from those shown in the financial statements.

2.        BASIS OF PRESENTATION

Snoke Distribution Canada Ltd. (the “Company”) was incorporated under the laws of the Province of Ontario, Canada on November 29, 2011.  The registered office of the Company is located at 121 Lyndhurst Drive, Thornhill, Ontario, Canada L3T 6R6.  The accompanying unaudited interim consolidated financial statements do not include all information and footnotes necessary for a fair presentation of financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles; however, such information reflects all adjustments that are, in the opinion of management, necessary for a fair statement of the results for the interim period. The interim consolidated financial statements should be read in conjunction with the audited Consolidated Financial Statements and Notes thereto for the period from November 29, 2011 (date of incorporation) to March 31, 2012. In the opinion of management, the accompanying interim consolidated financial statements reflect all adjustments of a normal recurring nature considered necessary to fairly state the financial position of the Company at September 30, 2012, the results of its operations for the six month period ended September 30, 2012, and its cash flow for the six-month period ended September 30, 2012.

These financial statements have been prepared for the interim six months period ended September 30, 2012 with no comparative period for its Income statement and Cash flow statement as the Company was incorporated on November 29, 2011.

The interim consolidated financial statements include the accounts of the Company and those of its wholly owned subsidiary Snoke Distribution USA LLC, a company incorporated under the laws of the State of Florida on January 19, 2012. All material inter-company accounts and transactions have been eliminated.

SNOKE DISTRIBUTION CANADA LTD.
Condensed notes to Interim Consolidated Financial Statements
September 30, 2012
(Amounts expressed in Canadian Dollars)
(Unaudited)

2.        BASIS OF PRESENTATION-Cont’d

Recently Adopted Accounting Standards-Cont’d

In June 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-05, Presentation of Comprehensive Income (ASU 2011-05), which eliminates the option to present components of other comprehensive income (OCI) as part of the statement of changes in stockholders’ equity. The amendments in this standard require that all non-owner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. Subsequently, in December 2011, the FASB issued ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income (ASU 2011-12), which indefinitely defers the requirement in ASU 2011-05 to present on the face of the financial statements reclassification adjustments for items that are reclassified from OCI to net income in the statement(s) where the components of net income and the components of OCI are presented. The Company adopted this standard during the six month period ended September 30, 2012. The adoption of this standard did not have a significant impact on these consolidated financial statements.

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (ASU 2011-04). ASU 2011-04 amended Accounting Standards Codification 820, Fair Value Measurements and Disclosures, to converge the fair value measurement guidance in U.S. GAAP and International Financial Reporting Standards (IFRSs). ASU 2011-04 changes the wording used to describe many requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. Disclosure requirements have been expanded to include additional information about transfers between level 1 and level 2 of the fair value hierarchy and level 3 measurements regarding the sensitivity of fair value to changes in unobservable inputs and any interrelationships between those inputs. Additionally, ASU 2011-04 clarifies the FASB’s intent about the application of existing fair value measurements including: (a) the application of the highest and best use valuation premise concepts; (b) measuring the fair value of an instrument classified in a reporting entity's stockholders' equity; and (c) quantitative information required for fair value measurements categorized within level 3. The Company adopted this standard during the period ended September 30, 2012. The adoption of this standard did not have a significant impact on these consolidated financial statements.

Recently Issued Accounting Standards

In December 2011, the FASB issued ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, which requires certain additional disclosure requirements about financial instruments and derivatives instruments that are subject to netting arrangements. The new disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those periods. The Company is currently evaluating the effect that the provisions of ASU 2011-01 will have on the disclosures within the financial statements of the Company.

In July 2012, the FASB issued ASU 2012-02, Testing Indefinite-Lived Intangible Assets for Impairment, which allows assessment of qualitative factors to determine if it is more likely than not that the fair value of indefinite-lived intangible assets are less than their carrying amount. If that assessment indicates no impairment, the quantitative impairment test is not required. The FASB issued similar guidance for testing goodwill for impairment in September 2011. The guidance is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted. The adoption of this standard is not expected to have a material impact on the financial statements of the Company.

SNOKE DISTRIBUTION CANADA LTD.
Condensed notes to Interim Consolidated Financial Statements
September 30, 2012
(Amounts expressed in Canadian Dollars)
(Unaudited)

3.       PROPERTY & EQUIPMENT

	September 30, 2012		March 31, 2012
	Cost	Accumulated Amortization	Cost	Accumulated Amortization

Furniture and equipment	$610	$133	$610	$102
Computer hardware	600	119	600	100

	$1,210	$252	$1,210	$202

Net carrying value	$958		$1,008

Amortization for the period ending September 30, 2012 amounted to $50 (March 31, 2012 -$202).

SNOKE DISTRIBUTION CANADA LTD.
Condensed notes to Interim Consolidated Financial Statements
September 30, 2012
(Amounts expressed in Canadian Dollars)
(Unaudited)

4.        COMMITMENTS AND CONTINGENCIES

(a) Exclusive Distribution Agreement

The Company entered into an exclusive distribution agreement in North America with a European manufacturer of electronic cigarettes (“Single Snoke”).  This agreement consists of minimum annual purchase commitments by the Company for 1,200,000 units of Single Snoke.  This minimum purchase quantity is to be made during the period ended March 31, 2013.  Every year thereafter, a minimum increase of 10% will occur on the minimum purchase quantities.  Additionally, there are minimum purchase quantities to be set for Premium Sets and Packs of 4 Caps for which a formal commitment will be agreed upon after March 1, 2013, during the 2nd period of the contract.  The agreement is for a 5 year period beginning March 1, 2012 and expiring on February 28, 2017 with automatic 5 year renewals indefinitely unless the agreement is terminated for cause.

In the event that the Company is in default of its minimum purchase commitments, the distributor may, at its discretion, terminate the agreement for cause without any financial penalty to the company.

(b) Operating Lease

The future minimum payment under an operating lease for the use of a vehicle amounts to approximately $15,960.  The lease expires on May 31, 2014.  Minimum annual lease payments are as follows:

2012	$2,394
2013	9,576
2014	3,990

$15,960

(c) Rental Lease for Snoke Distribution US LLC

Effective April 23, 2012, the Company entered into an operating lease agreement for a rental premises in Hollywood, Florida, USA.  The terms of this agreement are to be for a period of 2 years beginning May 1, 2012 and ending April 30, 2014 with payments made monthly and annual rent in year 1 of $37,800 and year 2 of $38,924 plus Florida sales tax of 7%.  The Company has the option to extend the lease for 3 consecutive years at 3% annual increase in rental amounts.

       (d)   Letter of Intent

On June 25, 2012 the Company signed a letter of intent with Gilla Inc (“Gilla”) (An SEC registered shell public Company) whereby Gilla is to acquire all the issued and outstanding common shares of the Company in exchange for common shares of Gilla. On November 21, 2012, the Company closed its reverse merger with Gilla whereby all the 29,766,667 common shares issued and outstanding of the Company were acquired by Gilla in exchange for 29,766,667 common shares of Gilla. (See note 13(ii))

SNOKE DISTRIBUTION CANADA LTD.
Condensed notes to Interim Consolidated Financial Statements
September 30, 2012
(Amounts expressed in Canadian Dollars)
(Unaudited)

5.        LOANS PAYABLE

Loans payable to arm’s length third parties consist of a promissory note and term loan bearing interest at a fixed rate of 12% per annum accrued  monthly, secured by the assets of the Company with varying repayment terms. The company accrued interest of $12,752 during the period ended September 30, 2012 on these loans.  Various other third party loans are non-interest bearing and have no specific terms of repayment.

6.        SHARE CAPITAL

Authorized

An unlimited number of Common shares Issued

	Number of shares*	Amount
Balance, November 29, 2011 (date of incorporation)	-	$-
Common Shares issued during the period	25,000,000	100

Balance, March 31, 2012	25,000,000	$100
Common Shares issued during the period	400,000	$10,000
Balance, September 30, 2012	25,400,000	$10,100

*On August 24, 2012 the directors of the Company approved the twenty five thousand-for-one stock split of the Company’s common shares.

On August 27, 2012 the Company raised $10,000 through a private placement for 400,000 common shares at $0.03 per share.

7.       RELATED PARTY TRANSACTIONS

Transactions with related parties are incurred in the normal course of business and are measured at the exchange amount, which is the amount of consideration established and agreed to between the related parties. As of September 30, 2012 the amounts due to related parties was $132,920. During the period ended September 30, 2012 the Company expensed $113,000 as consulting fee payable to two directors of the Company, $4,520 payable to an officer of the Company, and expensed $8,400 to administrative payable to two individuals who are related to  a director of the Company.

Also included in the administrative expense are $19,000 for the rental of an apartment in Florida, USA  which is used by the employees and the officers of the Company to saty while in the USA to oversee the business operations of the subsidiary.

Included in the shareholder’s loan is an amount of $675 of loan interest accrued on the shareholder’s loan as at September 30, 2012. (Also see note 8).

SNOKE DISTRIBUTION CANADA LTD.
Condensed notes to Interim Consolidated Financial Statements
September 30, 2012
(Amounts expressed in Canadian Dollars)
(Unaudited)

8.        LOAN FROM SHAREHOLDER

The loan from the shareholder is unsecured, bears interest at 6% per annum and is due on August 31, 2013.	$19,069
Interest accrued during the period ended September 30, 2012	675
$19,744

9.        DEPOSIT FOR PURCHASE OF INVENTORY

On April 18, 2012, the Company made a payment of $162,239 as a 50% deposit on Inventory.  Per the terms of the distribution agreement, the Company does not take possession and title of the inventory until it has been paid in full and the Company acknowledges receipt.  As of the date of the interim consolidated financial statements, no further payments have been made and as such, no inventory has been recognized in these interim consolidated financial statements.

10.      CAPITAL MANAGEMENT

The Company manages its capital structure and makes adjustments to it, based on the funds available to the Company, in order to maintain its daily operations. The Board of Directors does not establish quantitative return on capital criteria for management, but rather relies on the expertise of the Company’s management to sustain the future development of the business.

As at September 30, 2012, the Company had capital resources consisting of liabilities and shareholder’s equity covered by working capital and liquidity. The Company manages the capital structure and makes adjustments to it in the light of changes in economic conditions and the risk characteristics of the underlying assets. The current cash in hand is not enough to meet the Company’s ongoing obligations. As such the Company is dependent on external and internal financing to fund its activities.

The Company is not subject to any externally imposed capital requirements and does not presently utilize any quantitative measures to monitor its capital.

SNOKE DISTRIBUTION CANADA LTD.
Condensed notes to Interim Consolidated Financial Statements
September 30, 2012
(Amounts expressed in Canadian Dollars)
(Unaudited)

11.      FINANCIAL INSTRUMENT AND RISK FACTORS

(i) Credit Risk

It is management’s opinion that the Company is not exposed to significant credit risk as financial assets consist of cash placed with major stable financial institutions with investment grade ratings.

(ii)Liquidity Risk

Liquidity risk is the risk that a Company will encounter difficulty in meeting obligations associated with financial liabilities. The Company is exposed to this risk mainly in respect of its loan payable and accounts payable and accrued liabilities.

(iii)  Foreign Currency Risk

Currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The company purchases 100% of its inventory in a foreign currency, however no inventory exists on the balance sheet as at September 30, 2012.  The Company does not use derivative financial instruments to reduce its exposure to this risk.

(iv)Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company is exposed to interest rate risk on its fixed interest rate financial instruments.  These fixed-rate instruments subject the Company to a fair value risk.

(v)  Fair Value of Financial Instruments

The carrying values of cash, accounts payable and accrued liabilities, due to related parties and loans payable approximates their fair values due to the short term maturity of these financial instruments.

The three levels of the fair value hierarchy are:

●	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities;
●	Level 2 - Observable Inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly; and
●	Level 3 - Inputs that are not based on observable market data.

Cash in reflected on the Balance sheet at fair value and is classified as Level 1 hierarchy because measurements are determined using quoted prices in active markets for identical assets.

Fair value measurements of accounts payable and accrued liabilities, due to related parties and loans payable are classified under Level 3 hierarchy because inputs are generally unobservable and reflect management’s estimates of assumptions that market participants would use in pricing the liabilities.

SNOKE DISTRIBUTION CANADA LTD.
Condensed notes to Interim Consolidated Financial Statements
September 30, 2012
(Amounts expressed in Canadian Dollars)
(Unaudited)

12.     SEGMENTED INFORMATION

The Company operates in only one business segment, namely the pursuit of distribution of Snoke electronic cigarettes and accessories in North America. The Company’s assets are located in Canada and in the United States of America.

13.      SUBSEQUENT EVENTS
(i)  Private placement

Subsequent to September 30, 2012 the Company received an additional subscription for $70,000 and closed the private placement for the total consideration of $131,000, which includes subscription for $61,000 received during the period ended September 30, 2012. After September 30, 2012 and prior the reverse merger the Company issued 4,366,667 common shares for total consideration of $131,000 ($0.03 per common share)

(ii)  Reverse merger

Gilla Inc. and the company engaged in a reverse merger, whereas Gilla acquired all the outstanding common shares of the Company through the issuance of 29,766,667 common shares of Gilla Inc. The transaction closed on November 21, 2012.